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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 31, 2001



                                 ORBIT/FR, INC.
                                 --------------

             (Exact name of registrant as specified in its charter)


            DELAWARE                         0-22583                      23-2874370

  (State or Other Jurisdiction             (Commission                 (I.R.S. Employer
       of Incorporation)                  File Number)                Identification No.)
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                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (Address of principal executive offices)


                                 (215) 674-5100
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On July 25, 2001 the Company reported that it received a Nasdaq Listing
Qualifications Panel Determination on July 24, 2001, that its shares be listed on The Nasdaq SmallCap Market effective as of July 26, 2001. This follows a
Nasdaq Staff Determination, previously announced by the Company on April 19,
2001, that the Company had failed to comply with the $5,000,000 minimum market value of public float requirement for continued listing set forth in Nasdaq
Marketplace Rule 4450(a)(2) and that its shares were, therefore, subject to delisting from the Nasdaq National Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c)    Exhibits

                      Exhibit 99.1 Press release, dated July 25, 2001.



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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ORBIT/FR, INC.


Date:  July 31, 2001                               By:  /s/ Ze'ev Stein
                                                   -------------------
                                                   Ze'ev Stein
                                                   Chief Executive Officer



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EXHIBIT INDEX

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
Exhibit Number               Description
--------------               -----------
99.2                         Press Release, Dated July 25, 2001
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